SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 1, 1998


                             GROVE PROPERTY TRUST

            (Exact name of registrant as specified in its charter)


      Maryland                      1-13080           06-1391084
(State or other jurisdiction              (Commission       (IRS Employer
  of incorporation)                       File No.)         Identification
Number


                598 Asylum Avenue, Hartford, Connecticut 06105
            (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (860) 246-1126


                                     N/A
        (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Pursuant to a Purchase and Sale Agreement dated January 12, 1998 (the "Freeport Purchase Agreement") between Freeport Merchants Limited Partnership and Grove Corporation, Grove Property Trust (the "Company") acquired 42 Main St., and 6 Mill Street ("Freeport"), two retail complexes located in Freeport, Maine, from a non-affiliated party. The acquisition of Freeport on April 1, 1998 was effected through Grove Operating L.P. (the "Operating Partnership"). The purchase price for Freeport was $7.2 million which was paid with funds from the Company's revolving credit facility and with the assumption of an existing $4.0 million mortgage. The purchase price for Freeport was determined by arms' length negotiation between the Company and Freeport Merchants Limited Partnership.

Pursuant to a Contribution Agreement dated March 15, 1998 (the "A.N.E. Contribution Agreement") between A.N.E. Associates, Limited Partnership, an affiliated partnership, and the Operating Partnership, the Company acquired Coachlight Village Apartments ("Coachlight Village"), a residential apartment community located in Agawam, Massachusetts. The acquisition of Coachlight Village, which was effective April 1, 1998, was effected through the Operating Partnership. The purchase price for the Coachlight Village was $3.4 million, which was paid with funds from the Company's revolving credit facility and the issuance of 5,818 Grove Operating L.P. operating partnership units ("Common Units").

Pursuant to a Purchase and Sale Agreement dated March 26, 1998 (the "Village Park Purchase Agreement") between Village Park Holding Company, LLC and Village Park Holding Company II, LLC; and Grove Corporation, the Company acquired Village Park Apartments and Winchester Woods Apartments ("Village Park") two residential apartment communities located in Riverside, RI. The acquisition of Village Park which was effective June 1, 1998 was effected through the Operating Partnership. The purchase price for Village Park was $19.4 million, which was financed with the assumption of a $2.4 million loan and $17 million from new long-term mortgage financing. The purchase price for Village Park was determined by arms' length negotiation between the Company and Village Park Holding Company, LLC and Village Park Holding Company II, LLC.

Each of the transaction is described in more detail below:

Freeport
Freeport contains two retail complexes totaling 25,000 square feet located in Freeport, Maine. Both buildings were originally constructed in 1985. The company intends to continue to operate both properties as retail complexes.

Freeport was acquired from a non-affiliated party pursuant to the Freeport Purchase Agreement. The property was acquired by the Operating Partnership, through GPT-Freeport, LLC, a limited liability company in which the Operating
Partnership is the sole member.   The purchase price of $7.2 million was paid
with funds from the Company's revolving credit facility and with the assumption of an existing $4.0 million mortgage.

Coachlight Village

Coachlight Village is an 88-unit apartment complex located in Agawam, Massachusetts which was originally constructed in 1966. The Company intends to continue to operate the complex as rental apartments.

Coachlight Village Apartments was acquired from an affiliated party pursuant to the A.N.E. Contribution Agreement. The purchase price of $3.4 million was paid with funds from the Company's revolving credit facility and the issuance of 5,818 Common Units valued at $10.50 per Common Unit.

Of the 5,818 Common Units issued, 485 Common Units were issued to Damon Navarro, the Chairman of the Board, President and Chief Executive Officer and a Trust Manager and 485 Common Units were issued to Brian Navarro, Executive Vice President - Acquisitions.

Village Park and Winchester Woods
Village Park and Winchester Woods included a total of 478 units in two communities located in Riverside, Rhode Island, which was originally constructed in 1973 and 1989 respectively. The Company intends to continue to operate the complex as rental apartments.

Village Park and Winchester Woods were acquired from a non-affiliated party pursuant to the Village Park Purchase Agreement. The properties were acquired by the Operating Partnership, through GPT-East Providence, LLC and GPT-Winchester Wood, LLC, limited liability companies in which the Operating
Partnership is the sole member.   The purchase price of $19.4 million was
paid with the assumption of a $2.4 million loan and $17 million from new long-term mortgage financing.


Item 5. Other Events

On June 1, 1998, certain affiliates of the Company (the "Grove Affiliates") obtained a $63 million 10 year term loan from Lehman Brothers Holdings Inc.
(the "Lehman Financing") at an effective fixed interest rate of approximately 6.7%, which term loan is secured by seventeen properties owned by the Grove Affiliates. The net proceeds of the Lehman Financing have been used by the Grove Affiliates to refinance approximately $15 million of existing mortgage indebtedness, to acquire Village Park for approximately $17 million, and the net remaining proceeds, after closing costs, were used to pay down the balance on the Company's revolving credit facility.

Item 7.  Financial Statements and Exhibits.

      (a) Financial statements of business acquired.

Freeport Properties
Combined Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 1998 (Unaudited) and for the Year Ended December 31, 1997.

Coachlight Village
Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 1998 (Unaudited) and for the Years Ended December 31, 1997, 1996 and 1995.

Village Park and Winchester Woods
Combined Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 1998 (Unaudited) and for the Year Ended December 31, 1997.

      (b)  Pro Forma Financial Statements:

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998. Pro Forma Condensed Consolidated Statements of Income for the Three Months Ended March 31, 1998 (Unaudited) and for the Year Ended December 31, 1997.

      (c) Exhibits.

Exhibit No.       Description

     2.1 Purchase and Sale Agreement dated January 12, 1998 between Freeport Merchants Limited Partnership and Grove Corporation, as Purchaser will be included in an amendment to this report as soon as practicable, but no later than 60 days after the date on which this report is required to be filed.

     2.2 Contribution Agreement dated March 15, 1998 between A.N.E. Associates, Limited Partnership and Operating L.P., as Purchaser will be included in an amendment to this report as soon as practicable, but no later than 60 days after the date on which this report is required to be filed.

     2.3 Purchase and Sale Agreement dated March 26, between Village Park Holding Company, LLC and Village Park Holding Company II, LLC; and Grove Corporation as Purchaser will be included in an amendment to this report as soon as practicable, but no later than 60 days after the date on which this report is required to be filed.

                                     Grove Property Trust
                  Financial Statements of Properties Acquired and Pro Forma
                                    Financial Information

                                      Table of Contents

Item 7

Pro Forma Condensed Consolidated Financial Statements (Unaudited):

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998.......  F-3
Notes to Pro Forma Condensed Consolidated Balance Sheet...................  F-5
Pro Forma Condensed Consolidated Statements of Income for the Three Months
  Ended March 31, 1998 and for the Year Ended December 31, 1997...........  F-6
Notes to Pro Forma Condensed Consolidated Statements of Income............  F-9

Properties Acquired:

Freeport Properties

Financial Statements:

Report of Independent Auditors............................................ F-14
Combined Statements of Revenues and Certain Expenses for the Three Months Ended
  March 31, 1998 (Unaudited) and for the Year Ended December 31, 1997..... F-15
Notes to the Combined Statements of Revenues and Certain Expenses. ....... F-16

Coachlight Village

Financial Statements:

Report of Independent Auditors............................................ F-18
Statements of Revenues and Certain Expenses for the Three Months Ended
  March 31, 1998 (Unaudited) and for the Years Ended December 31, 1997, 1996
  and 1995................................................................ F-19
Notes to the Statements of Revenues and Certain Expenses.................. F-20

Village Park and Winchester Woods

Financial Statements:

Report of Independent Auditors............................................ F-22
Combined Statements of Revenues and Certain Expenses for the Three Months Ended
  March 31, 1998 (Unaudited) and for the Year Ended December 31, 1997..... F-23
Notes to the Combined Statements of Revenues and Certain Expenses......... F-24

                                     Grove Property Trust

                        Pro Forma Condensed Consolidated Balance Sheet

                                        March 31, 1998
                                         (Unaudited)

This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if: (i) acquisitions completed after March 31, 1998, had occurred on March 31, 1998, (ii) Grove Operating Partnership, L.P. (the "Operating Partnership") drew-down on Grove Property Trust's (the "Company") Credit Facility and/or issued Operating Partnership Units to purchase such properties. The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the consolidated financial statements and notes thereto of the Company, on Form 10-K for the year ended December 31, 1997, on Form 10-Q for the three months ended March 31, 1998 and Form 8-K, as amended, dated January 21, 1998, all as filed with the Securities and Exchange Commission. In management's opinion, all adjustments necessary to present fairly the effects of the above mentioned transactions have been made.

The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future results.


                                 Grove Property Trust

              Pro Forma Condensed Consolidated Balance Sheet (continued)

                                    March 31, 1998
                                      (Unaudited)


                                                                April through
                                                   Historical      June 1998
                                                   Company      Acquisitions    Pro Forma
                                                     (A)            (B)       Consolidated
                                              --------------------------------------------
Assets
Real estate, net                                    $151,324     $  29,936       $181,260
Cash and cash equivalents, including resident
  security deposits                                    1,509             -          1,509
Deferred charges, net                                    825             -            825
Due from affiliates                                      546             -            546
Other assets                                           1,749            31          1,780
                                             ================================================
Total assets                                        $155,953     $  29,967       $185,920
                                             ================================================

Liabilities and shareholders' equity
Mortgage notes payable                         $      33,405 $      23,405  $      56,810
Revolving credit facility                             23,000         6,502         29,502
Accounts payable and other liabilities                 1,893             -          1,893
Due to affiliates                                         94             -             94
Resident security deposits                             1,963             -          1,963
Distributions payable                                  1,948             -          1,948
                                              --------------------------------------------
Total liabilities                                     62,303        29,907         92,210
                                              --------------------------------------------

Minority interests in consolidated                     1,133             -          1,133
  partnerships

Minority interest in operating partnership            24,250            60         24,310

Shareholders' equity:
  Common shares                                           84             -             84
  Additional paid-in capital                          68,995             -         68,995

Distributions in excess of earnings                     (812)            -           (812)
                                              --------------------------------------------
Total shareholders' equity                            68,267             -         68,267
                                              ============================================
Total liabilities and shareholders' equity     $     155,953 $      29,967  $     185,920
                                              ============================================

See accompanying notes.




                                 Grove Property Trust

                Notes to Pro Forma Condensed Consolidated Balance Sheet

                                    March 31, 1998
                                      (Unaudited)
                           (In thousands, except share data)

(A) Balance sheet data was derived from the Company's consolidated financial statements as of March 31, 1998, as filed on its Form 10-Q.

(B) Balance sheet data reflects the following property acquisitions which were consummated by the Company during April through June 1998, as follows:


                                                                         Uses of Funds          Sources of Funds
                                                                                                Revolving   Mortgage   Operations
                                     Number of                       Purchase    Other          Credit      Notes      Partnership
          Property     Location      Units Sq.               Date       Price       Assets      Facility    Payable    Units
                                      Ft.                Acquired
     -----------------------------------------------------------------------------------------------------------------------------

     1.Freeport      Freeport,ME     25,000 Sq. FT     April 1,1998    $ 7,175     $ 31           $ 3,201   $ 4,005        -

     2.Coachlight    Agawam, MA        88 units        April 1, 1998     3,361        -             3,301        -        60
       Village

     3.Village Park
         and         Riverside, RI    478 units        June 1, 1998     19,400        -                -     19,400        -
      WinchesterWoods

                                                                        ==========================================================
                                                                       $29,936     $ 31           $ 6,502   $23,405      $ 60
                                                                       ===========================================================

                                      Grove Property Trust

                 Pro Forma Condensed Consolidated Statements of Income

                                      (Unaudited)

These unaudited Pro Forma Condensed Consolidated Statements of Income are presented as if (i) the Company had acquired Grove Property Services Limited Partnership and Property Partnerships and completed various other 1997 and January 1998 property acquisitions and Coachlight Village, Freeport Properties, Village Park and Winchester Woods (the "April through June 1998 Acquisitions"),
(ii) the Consolidation Transactions (see notes to Pro Forma Condensed Consolidation Statements of Income), including the New Equity Investment and Refinancings and (iii) the November 1997 Offerings and the application of the net proceeds therefrom as if all had occurred as of January 1, 1997. The unaudited Pro Forma Condensed Consolidated Statements of Income should be read in conjunction with the consolidated financial statements of the Company, Grove Property Services Limited Partnership and Property Partnerships and various other properties acquired during 1997 and January 1998 and the April through June 1998 Acquisitions, which financial statements are included herein or have been filed with the Securities and Exchange Commission on various Forms 8-K, as amended, during 1997 and 1998, Form 10-K for the year ended December 31, 1997 and Form 10-Q for the three months ended March 31, 1998. In management's opinion, all adjustments necessary to present fairly the effects of the above mentioned transactions have been made.

The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future results.


                                 Grove Property Trust

           Pro Forma Condensed Consolidated Statements of Income (Continued)

                                      (Unaudited)


                                                Three Months Ended March 31, 1998
                                 ----------------------------------------------------------------

                                                            Pro Forma
                                                           Consolidated
                                                             Without       April
                                 Historical     January       April       through
                                   Company       1998        through     June 1998    Pro Forma
                                     (A)      Acquisition   June 1998   Acquisitions Consolidated
                                                  (B)      Acquisitions     (C)
                                 ------------ ------------ ------------ ------------ ------------

Revenue:
  Rental income                   $ 7,441      $    78      $ 7,519      $ 1,156      $ 8,675
  Property management                  94            -           94            -           94
  Interest and other                   53            1           54           23           77
                                 ------------ ------------ ------------ ------------ ------------
Total revenues                      7,588           79        7,667        1,179        8,846
                                 ------------ ------------ ------------ ------------ ------------

Expenses:
  Real estate taxes                   779            8          787          139          926
  Other property operating          2,647           22        2,669          266        2,935
  Interest expense                  1,002           33 (D)    1,035          523        1,558
  Depreciation and amortization     1,179           12 (F)    1,191          212        1,403
  General and administrative          355            -          355            -          355
                                 ------------ ------------ ------------ ------------ ------------
Total expenses                      5,962           75        6,037        1,140        7,177
                                 ------------ ------------ ------------ ------------ ------------
                                 ------------ ------------ ------------ ------------ ------------

Income before minority              1,626            4        1,630           39        1,669
interests
Minority interests in earnings
  of consolidated partnerships         17            -           17            -           17
Minority interest in earnings
  of Operating Partnership            422            -          422           12 (K)      434
                                 ============ ============ ============ ============ ============
Net income                        $ 1,187      $     4      $ 1,191      $    27      $ 1,218
                                 ============ ============ ============ ============ ============



See accompanying notes.


                                            Grove Property Trust

                     Pro Forma Condensed Consolidated Statements of Income (Continued)

                                                (Unaudited)


                                                          Year Ended December 31, 1997
                                 --------------------------------------------------------------------------------
                                                                               Pro
                                                                               Forma
                                             1997 and                          Consolidated  April
                                             January                           Without       through
                                 Historical    1998                 Management April         June
                                  Company               Pro Forma   Company    through       1998        Pro Forma
                                    (A)      AcquisitionAdjustments AdjustmentsJune 1998     Acquisition Consolidated
                                                (B)                            Acquisitions   (C)
                                 ----------- ---------- ----------- ---------- -----------   ---------- -----------

Revenue:
  Rental income                   $17,111     $12,450    $    -      $   (9)(H) $29,552      $ 4,579    $34,131
  Property management                 518           -         -        (207)(I)     311            -        311
  Interest and other                  309         239         -          (4)(H)     544          112        656
                                 ----------- ---------- ----------- ---------- -----------  ---------- -----------
Total revenues                     17,938      12,689         -        (220)     30,407        4,691     35,098
                                 ----------- ---------- ----------- ---------- -----------  ---------- -----------

Expenses:
  Related party management fees        22         185         -        (207)(I)       -           -          -
  Real estate taxes                 1,770       1,308         -           -       3,078         526      3,604
  Other property operating          6,078       4,910       (20)(H)     (71)(H)
                                                                        135(H)   11,032       1,126     12,158
  Interest expense                  2,741           -     1,475(D)        -       4,216       2,092      6,308
  Depreciation and amortization     2,701           -        10(E)
                                                          2,172(F)        -       4,883         848      5,731
  General and administrative          908           -        30(G)       71(H)
                                                            (35)(H)                 974           -        974
                                 ----------- ---------- ----------- ---------- ----------- ---------- -----------
Total expenses                     14,220       6,403     3,632         (72)     24,183       4,592     28,775
                                 ----------- ---------- ----------- ---------- ----------- ---------- -----------

Income before minority              3,718       6,286    (3,632)       (148)      6,224          99      6,323
interests
Minority interests in earnings
  of consolidated partnerships        155           -        23(J)        -         132           -        132
Minority interest in earnings
  of Operating Partnership          1,267           -         -           -       1,267         361(K)   1,628
                                 =========== ========== =========== ========== =========== ========== ===========
Net income                        $ 2,296     $ 6,286    $(3,609)    $ (148)    $ 4,825     $  (262)   $ 4,563
                                 =========== ========== =========== ========== =========== ========== ===========



See accompanying notes.

                                 Grove Property Trust

            Notes to Pro Forma Condensed Consolidated Statements of Income

                                      (Unaudited)
                           (In thousands, except share data)


On March 14, 1997, the Company entered into a series of Consolidation Transactions. The Consolidation Transactions were a business combination of the Company and Grove Property Services Limited Partnership (the "Management Company") and Property Partnerships in connection with the formation of an umbrella REIT. In addition, the Company simultaneously issued 3,333,333 common shares at $9 per share ("New Equity Investment") and retired or refinanced certain mortgage and credit facility debt ("Refinancing"). The effect of these transactions on the accompanying pro forma Condensed Consolidated Statements of Income is reflected as outlined in the Notes below.

(A) Historical results of operations data were derived from the financial statements of the Company as filed with the Securities and Exchange Commission on the Company's Form 10-K for the year ended December 31, 1997 and on Form 10-Q for the three months ended March 31, 1998.

(B) The historical financial statements of the Company contain results of operations data for the properties and Management Company identified below from the date of acquisition to the end of the respective period. The results of operations from the beginning of the respective period to the acquisition date is included in this column.

Property/Entity -Acquisitions                                     Date Acquired


1. Grove Property Services Limited Partnership and Property
   Partnerships (20 properties and management company)            March 14,1997

2. Four Winds                                                     June 1, 1997

3. Brooksyde                                                      June 1, 1997

4. River's Bend                                                   June 1, 1997

5. Greenfield Village                                             July 1, 1997

6. Glastonbury Center                                        September 1, 1997

7. Summit & Birch Hill                                       September 1, 1997

8. Corner Block and Wharf Building (2 properties)             October 31, 1997

9. High Meadow Apartments                                      October 31, 1997

10. Village Arms                                              December 31, 1997

11. Ribbon Mill                                               December 31, 1997

12. Briar Knoll                                               December 31, 1997

13. Hill Top                                                  December 31, 1997

14. Tangelwood                                                January 23, 1998

                                 Grove Property Trust

(C) The results of operations for Coachlight Village, Freeport Properties and Village Park and Winchester Woods are included in this column. This column also includes pro forma depreciation, interest expense and minority interest in Operating Partnership.

(D)Represents the following:

                                               Three Months
                                                   Ended        Year Ended
                                                 March 31,     December 31,
                                                   1998          1997 (1)
        Pro forma interest expense on new
          (or assumed) or refinanced
          mortgage debt and the Revolving
          Credit Facility                       $        33     $     3,739

        Historical interest expense on
          refinanced or retired mortgage debt             -          (2,264)

                                              ================================
                                                $        33     $     1,475
                                              ================================
(1) The New Equity Investment was effective on March 14, 1997. The historical financial information for the period March 15, 1997 to December 31, 1997 already takes effect for this transaction.

Pro forma interest expense is based on rates ranging from 6.5% to 8.3% per annum and assumes proceeds of $30 million ($27.5 million after costs) from the New Equity Investment and $48.9 million ($45.3 million after costs) from the November 1997 Offerings were received by the Company on January 1, 1997.

                                 Grove Property Trust

(E)  Represents the following:

                                                                 Year
                                                            Ended December 31,
                                                                 1997
        Pro forma deferred financing cost amortization on
          new or refinanced mortgage debt and the
          Revolving Credit Facility                           $       138
        Historical deferred financing cost amortization on
          refinanced or retired mortgage debt                        (128)
                                                            ================
                                                              $        10
                                                            ================

(1) The New Equity Investment was effective on March 14, 1997. The historical financial information for the period March 15, 1997 to December 31, 1997 already reflects this transaction.

(F) Represents adjustment to record depreciation on the excess of the purchase price relating to the purchase of certain partnership interests from partners, over the net book amount and for properties acquired during 1997 and 1998, to the extent depreciation was not reflected in the historical financial statements during the period.

(G) Represents adjustment to record non-cash compensation expense in the first quarter of 1997 associated with the Deferred Stock Grants granted to Executive Officers in connection with the consummation of the Consolidation Transactions, pursuant to the 1996 Plan. Such compensation expense was recorded by the Company commencing March 15, 1997 in its historical financial statements.

(H)  Represents  adjustments to: (i) exclude certain non-recurring  expenses and
     (ii) revenues, including (iii) those of the Management Company attributable to brokerage and other services, (iv) reclassify certain expenses historically classified by the Management Company as property operating expenses to general and administrative expenses, (v) decrease general and administrative expenses to reflect the cost savings (predominately professional fees) associated with operating all Properties on a combined, self-managed basis offset by an increase in compensation expense to the Company's officers which took effect after the November 1997 Offerings, and
     (vi)

                                 Grove Property Trust
increase property operating costs subsequent to the Consolidation Transactions to reflect the recombining of certain property leasing costs that the Management Company provided prior to the Consolidation Transactions and that the Company commenced providing subsequent to the November 1997 Offerings as follows:

                                                                  Year Ended
                                                                 December 31,
                                                                     1997
                   Non-recurring property operating expenses        $      20

                   Non-recurring rental revenues                            9

                   Non-recurring brokerage services                         4

                   Reclassification of other property
                  operating to general and administrative                  71

                   Decrease in general and administrative                 (35)

                   Increase in property operating expenses                135

 (I)  Elimination of intercompany management fees.

(J) Elimination of minority interest in a consolidated partnership (acquired in June 1997) where the Company acquired the remaining interest in such property partnership on September 30, 1997.

                                 Grove Property Trust

(K) Based upon Operating Partnership Units, which are exchangeable on a one-for-one basis into Common Shares, assumed to be owned by the Limited Partners and Common Shares assumed to be outstanding as follows:

                                                                    Operating
                                                   Common Shares   Partnership
                                                                      Units
                                                   -----------------------------

        Grove Property Trust at December 31, 1996        620,102             -
        New Equity in March 1997                       3,333,333             -
        Consolidation Transactions in March 1997:
          affiliates                                           -       909,115
          non-affiliates                                       -     1,205,324
        June 1997 acquisitions                                 -       420,183
        Exercise of stock options in May 1997                394             -
        September 1997 acquisitions                            -       325,836
        October 1997 acquisitions                              -       148,668
        The November 1997 Offerings                    4,500,000             -
        April 1998 acquisition                                 -         5,818
                                                   -----------------------------
                                                       8,453,829     3,014,944
                                                   =============================
                                                         73.71%        26.29%
                                                   =============================

                            Report of Independent Auditors

To the Shareholders and Board of Trust Managers
Grove Property Trust

We have audited the combined statement of revenues and certain expenses of the Freeport Properties (the "Properties") for the year ended December 31, 1997. The combined statement of revenues and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Grove Property Trust, as described in Note 2, and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the combined revenues and certain expenses as described in Note 2 of the Freeport Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP
March 26, 1998
New York, New York

                                  Freeport Properties

                 Combined Statements of Revenues and Certain Expenses



                                                   Three Months
                                                     Ended           Year Ended
                                                    March 31,      December 31,
                                                      1998            1997
                                                 ------------------------------
                                                   (Unaudited)
Revenues:
  Rental (Note 3)                                  $   204,377     $   817,507
  Other                                                  1,410           5,650
                                                 -------------------------------
                                                       205,787         823,157
                                                 -------------------------------

Certain expenses:
  Property operating and maintenance                    13,810          55,236
  Real estate taxes                                     14,760          59,040
                                                 -------------------------------
                                                        28,570         114,276
                                                 -------------------------------

Revenues in excess of certain expenses             $   177,217     $   708,881
                                                 ===============================


See accompanying notes
                                           .

                                  Freeport Properties

           Notes to the Combined Statements of Revenues and Certain Expenses

                             Year Ended December 31, 1997


1. Business

The accompanying Combined Statements of Revenues and Certain Expenses relate to the operations of two retail buildings located in Freeport, Maine (the "Properties"). The Properties were contracted to be acquired by Grove Property Trust (the "Company") from an unrelated party on April 1, 1998.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Combined Statements of Revenues and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Form 8-K. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the Properties. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses. Management fees were also excluded as the Company will self-manage the Properties.

Use of Estimates

The preparation of the Combined Statements of Revenues and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Combined Statements of Revenues and Certain Expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Rental income is recognized on a straight-line basis over the term of the leases. Amounts so recognized over amounts contractually due pursuant to the underlying leases amounted to $24,254 for the year ended December 31, 1997 and $6,064 for the three months ended March 31, 1998 (unaudited).

                                  Freeport Properties

     Notes to the Combined Statements of Revenues and Certain Expenses
                                     (continued)




 2. Summary of Significant Accounting Policies (continued)

Capitalization Policy

Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

Unaudited Information

The Combined Statements of Revenues and Certain Expenses for the three months ended March 31, 1998, is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such information have been included. The results of operations for this period are not necessarily indicative of future results of operations of the Properties.

 3. Leases

The Properties have entered into long-term net leases with tenants for substantially all of the rentable space. Pursuant to the underlying leases, the tenants are responsible for paying their pro-rata share of operating costs and real estate taxes. Future minimum rents to be received pursuant to non-cancelable operating leases in effect as of December 31, 1997 are as follows:

For the year ending December 31:

                           1998       $    619,268
                           1999            579,924
                           2000            475,448
                           2001            243,241
                           2002             70,569
                                   ===============
                                      $  1,988,450
                                   ===============

                            Report of Independent Auditors

To the Shareholders and Board of Trust Managers
Grove Property Trust

We have audited the statements of revenues and certain expenses of Coachlight Village (the "Property") for the years ended December 31, 1997, 1996 and 1995. The statements of revenues and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the statements of revenues and certain expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of revenues and certain expenses. We believe that our audits provides a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Grove Property Trust, as described in Note 2, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statements of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2, of Coachlight Village for the years ended December 31, 1997, 1996 and 1995, in conformity with generally accepted accounting principles.


                                                          /s/ ERNST & YOUNG LLP
March 26, 1998
New York, New York



                                  Coachlight Village

                      Statements of Revenues and Certain Expenses


                                        Three Months
                                            Ended
                                          March 31,             Year Ended December 31,
                                            1998             1997           1996          1995
                                       ----------------------------------------------------------
                                         (Unaudited)

Revenues:
  Rental                                  $  139,428     $  559,453     $  540,229    $  543,439
  Other                                        2,401          9,625          8,383         7,329
                                       -----------------------------------------------------------
                                             141,829        569,078        548,612       550,768
                                       -----------------------------------------------------------

Certain expenses:
  Property operating and maintenance          41,331        141,256        124,120       114,407
  Real estate taxes                           18,136         43,821         45,234        44,802
                                       -----------------------------------------------------------
                                              59,467        185,077        169,354       159,209

                                       ===========================================================
 Revenues in excess of certain expenses    $  82,362      $ 384,001      $ 379,258    $  391,559
                                       ===========================================================


See accompanying notes.

                                  Coachlight Village

               Notes to the Statements of Revenues and Certain Expenses

                             Year Ended December 31, 1997


1. Business

The accompanying Statements of Revenues and Certain Expenses relate to the operations of a residential apartment building located in Agawan, Massachusetts, commonly known as Coachlight Village (the "Property"). Grove Property Trust (the "Company") contracted to acquire the Property from a related party on April 1, 1998.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statements of Revenues and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Form 8-K. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the Property. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses. Management fees were also excluded as the Company will self-manage the Property.

Use of Estimates

The preparation of the Statements of Revenues and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statements of Revenues and Certain Expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Rental income attributable to leases is recognized on a straight-line basis over the term of the leases, which are generally one year.

                                  Coachlight Village

 2. Summary of Significant Accounting Policies (continued)

Capitalization Policy

Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

Unaudited Information

The Statement of Revenues and Certain Expenses for the three months ended March 31, 1998, is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such information have been included. The results of operations for this period are not necessarily indicative of future results of operations of the Property.

                            Report of Independent Auditors

To the Shareholders and Board of Trust Managers
Grove Property Trust

We have audited the combined statement of revenues and certain expenses of Village Park and Winchester Woods (the "Properties") for the year ended December 31, 1997. The combined statement of revenues and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Grove Property Trust, as described in Note 2, and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the combined revenues and certain expenses, as described in Note 2, of Village Park and Winchester Woods for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                          /s/ ERNST & YOUNG LLP
May 15, 1998
New York, New York

                           Village Park and Winchester Woods

                 Combined Statements of Revenues and Certain Expenses


                                                   Three Months
                                                        Ended        Year Ended
                                                      March 31,     December 31,
                                                         1998           1997
                                                --------------------------------
                                                   (Unaudited)
Revenues:
  Rental                                            $   812,348     $ 3,202,950
  Other                                                  19,312          96,974
                                                --------------------------------
                                                        831,660       3,299,924
                                                --------------------------------

Certain expenses:
  Property operating and maintenance (Note 3)           210,420         929,772
  Real estate taxes                                     105,800         423,198
                                                --------------------------------
                                                        316,220       1,352,970
                                                --------------------------------

Revenues in excess of certain expenses              $   515,440     $ 1,946,954
                                                ================================


See accompanying notes.

                           Village Park and Winchester Woods

           Notes to the Combined Statements of Revenues and Certain Expenses

                             Year Ended December 31, 1997


1. Business

The accompanying Combined Statements of Revenues and Certain Expenses relate to the operations of two residential apartment buildings located in Riverside, Rhode Island known as Village Park and Winchester Woods (collectively, the "Properties"). Grove Property Trust (the "Company") has contracted to acquire the Properties from an unrelated party on June 1, 1998.

During 1997, the Village Park property was collateral to a mortgage insured by the U.S. Department of Housing and Urban Development (HUD). The HUD mortgage note was repaid on April 30, 1998.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Combined Statements of Revenues and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Form 8-K. Accordingly, the combined statements exclude certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the Properties. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses. Management fees were also excluded as the Company will self-manage the Property.

Use of Estimates

The preparation of the Combined Statements of Revenues and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Combined Statements of Revenues and Certain Expenses and accompanying notes. Actual results could differ from those estimates.

                           Village Park and Winchester Woods

     Notes to the Combined Statements of Revenues and Certain Expenses
                                    (continued)




2. Summary of Significant Accounting Policies (continued)

Revenue Recognition

Rental income is recognized on a straight-line basis over the term of the leases, which are generally one year.

Capitalization Policy

Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

Unaudited Information

The Combined Statement of Revenues and Certain Expenses for the three months ended March 31, 1998, is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such information have been included. The results of operations for this period are not necessarily indicative of future results of operations of the Properties.

 3. Related Party Transactions

Included in property operating and maintenance are allocated expenses of $264,095 for the year ended December 31, 1997 and $66,715 for the three months ended March 31, 1998 (unaudited), which were paid to affiliates of the prior owner for on-site administrative costs and salary reimbursements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GROVE PROPERTY TRUST


Date: June 1, 1998                                By:/s/Joseph R. LaBrosse
                                               ----------------------------
                                                     Joseph R. LaBrosse
                                                     Cheif Financial Officer

                                 Exhibit Index

Exhibit No.       Description

     2.1 Purchase and Sale Agreement dated January 12, 1998 between Freeport Merchants Limited Partnership and Grove Corporation, as Purchaser will be included in an amendment to this report as soon as practicable, but no later than 60 days after the date on which this report is required to be filed.

     2.2 Contribution Agreement dated March 15, 1998 between A.N.E. Associates, Limited Partnership and Operating L.P., as Purchaser will be included in an amendment to this report as soon as practicable, but no later than 60 days after the date on which this report is required to be filed.

     2.3 Purchase and Sale Agreement dated March 26, between Village Park Holding Company, LLC and Village Park Holding Company II, LLC; and Grove Corporation as Purchaser will be included in an amendment to this report as soon as practicable, but no later than 60 days after the date on which this report is required to be filed.